STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated December 6, 2016
To Prospectus and Statement of Additional Information dated August 29, 2016

Boards of Directors of Steward Funds, Inc. and Capstone Series Fund, Inc. have approved a plan for the tax-free reorganization of Steward Small-Mid Cap Enhanced Index Fund, under which that Fund (currently a series of Capstone Series Fund, Inc.) will become a series of Steward Funds, Inc.  This reorganization, which should be finalized in the very near future, is not expected to cause any material change in the way the Fund is managed or operated or on its investment objective, policies, expenses, service arrangements or on the value of the Fund’s assets and shares.